As filed with the Securities and Exchange Commission on September 2, 2005
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
September 2, 2005

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
1-6523
(Commission File Number)
56-0906609
(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)
28255
(Zip Code)
704.386.5681
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act.
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 8.01. OTHER EVENTS.
As previously disclosed, the Securities and Exchange Commission (SEC) has been conducting a formal investigation with respect to certain trading and research-related activities of Banc of America Securities LLC (BAS), a subsidiary of Bank of America Corporation (the Registrant). These matters primarily arose during the period 1999-2002 in BAS’ San Francisco operations. The SEC staff has recently advised BAS that it intends to recommend to the SEC an enforcement action against BAS in connection with these matters.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

	By:	/s/ Teresa M. Brenner

Teresa M. Brenner Associate General Counsel

September 2, 2005